UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2015

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On September 8, 2015, LKQ Corporation (the "Company") issued a press release announcing that members of senior management of the Company will make presentations at the following investor conferences:

•	September 10, 2015: CL King’s 13th Annual Best Ideas Conference
Omni Berkshire Place Hotel, New York, New York

•	September 17, 2015: Stifel 12th Annual Consumer Conference
New York Palace Hotel, New York, New York

•	September 22, 2015: Raymond James 11th Annual North American Equities Conference
Four Seasons Hotel, London at Park Lane

A copy of the presentation materials will be available under Presentations in the Investor Relations section of the Company's website, www.lkqcorp.com, on the presentation date.
The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The financial data contained in the presentation materials references non-GAAP financial information.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the presentation.
A copy of the September 8, 2015 press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated September 8, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 8, 2015

LKQ CORPORATION

By:	/s/ DOMINICK ZARCONE
Dominick Zarcone
Executive Vice President and Chief Financial Officer